Dividends	12 Months Ended
Dec. 31, 2024
Dividends [Abstract]
Dividends
18.	Dividends

No dividends had been paid or declared by the Company for the year ended December 31, 2022 and 2023.

On March 26, 2024, the Company announced that the Board of Directors approved a special cash dividend of US$0.004 per ordinary share, or US$0.04 per ADS, to shareholders of record as of the close of business on April 19, 2024. Dividends are recognized when declared. The aggregate amount of the special dividend was approximately RMB106,766 (US$14,792).

On September 4, 2024, the Company announced that the Board of Directors approved a special cash dividend of US$0.002 per ordinary share, or US$0.02 per ADS, to shareholders of record as of the close of business on October 11, 2024. Dividends are recognized when declared. The aggregate amount of the special dividend was approximately RMB51,905 (US$7,298).

On March 12, 2025, the Company announced that the Board of Directors approved a cash dividend of US$0.002 per ordinary share, or US$0.02 per ADS, to shareholders of record as of the close of business on April 11, 2025. The payment date is expected to be on or around April 30, 2025 for holders of ordinary shares and on or around May 2, 2025 for holders of ADSs. Dividends are recognized when declared. The aggregate amount of the dividend was expected to be approximately RMB53,126 (US$7,278).